Exhibit 10.1
Subscription Agreement

JBI, Inc.
Common Stock Offering at the Price of $0.05 per Share (“Offering”)

JBI, Inc. (OTC: JBII) (“JBI” or the “Company”) is Offering to sell to the undersigned shares of the Company’s common stock, at the price of $0.05 (five cents) per share (“Shares”). The Shares in this offering are restricted pursuant to Securities and Exchange Commission (“SEC”) Rule 144, promulgated under the Securities Act of 1933, as amended (the “Securities Act”). In further consideration of this transaction, the Company shall provide a warrant to purchase _______ shares to __________, which appears at Exhibit A to this Agreement.

In connection with the delivery of the Shares, the undersigned hereby represents and warrants to the Company that:

1.           The undersigned understands that the Shares offered hereunder have not been approved or disapproved by the SEC or any State Securities Commission, nor has the SEC or any State Securities Commission passed upon the accuracy of any information provided to the undersigned or made any finding or determination as to the fairness of the offering of the Shares of the Company. Any representation to the contrary is a criminal offense.

2.           The undersigned affirms that all information, if any, that the undersigned has provided to the Company either directly, or indirectly, concerning the undersigned, the undersigned’s financial position and the undersigned’s knowledge of financial and business matters is accurate and complete as of the date of this Agreement.

3.           The undersigned is purchasing the Shares for the undersigned’s own account without the participation of any other person and with the intent of holding the Shares for investment and without the intent of participating directly or indirectly in a distribution of the Shares, or any portion thereof and not with a view to, or for resale in connection with, any distribution of the Shares, or any portion thereof.

4.           The undersigned believes that, based on the undersigned’s business experience as a sophisticated investor and based on the undersigned’s economic bargaining power, the undersigned has been provided with all information or been given access to all information with respect to the Company, the planned future activities of the Company, its capital needs, its prospects for failure and success, and all such other factors that the undersigned considers material which might affect the undersigned’s decision whether to purchase the Shares.

5.           The undersigned has met and had conversations with Company’s officers, employees and/or shareholders, and has had the opportunity to ask questions of, and receive answers from, such persons concerning all aspects of the Company, including, without limitation, the distribution of share ownership and the proposed use of proceeds from the sale of the Shares. The undersigned fully understands that this Offering has not been registered under the Securities Act, and is made in reliance upon exemptions therefrom, and accordingly, to the extent that the undersigned is not supplied with information, which would have been contained in a registration statement filed under the Securities Act, the undersigned must rely upon the undersigned’s own access to such information.

6.           The undersigned has the right, power and authority to purchase of the Shares, and the undersigned is authorized to purchase the Shares on the terms and conditions hereof. Purchase of the Shares hereunder will also not violate any agreement, understanding or arrangement that the undersigned may have with any other party.

7.           The undersigned has previously invested in securities, which were restricted as to their transfer, and has reviewed and understands Rule 144 of the Securities Act.

8.           The undersigned is an “accredited investor” as this term is defined in Rule 501(a) promulgated by the SEC under the Securities Act. The undersigned understands the risk of this investment, and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Shares.

9.           The undersigned is not investing in the Shares based upon any representation, oral or written, by any person with respect to the future value, if any, of, or the income, if any, from the Shares. The undersigned has made an independent examination of, and judgment with respect to, the Company’s prospects and the Shares, and not relied upon any of the Company’s financial projections. The undersigned has been advised by the Company that the undersigned should consult with the undersigned’s legal and financial advisors with respect to legal, accounting and tax issues relative to the investment in the Shares.

10.           The undersigned is a resident of the State of Florida.

11.           The undersigned acknowledges that he must continue to bear the economic risk of the investment in the Shares for at least six (6) months from the date of this Agreement and recognizes that the Shares will be (i) sold without registration under any state or federal law relating to the registration of securities for sale; (ii) issued and sold in reliance on the exemption from registration provided by the securities laws of the State of Florida; and (iii) issued and sold in reliance on exemptions from registration provided by the Securities Act and the General Rules and Regulations of the SEC promulgated thereunder.

12.           The undersigned will offer, sell, pledge, convey or otherwise transfer the Shares or any portion thereof only in a transaction or manner that is in compliance with the Securities Act, applicable State laws, and any applicable regulations or rules promulgated thereunder.

13.           If the Company hereafter decides to register any of its shares of Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act (a “Registration”) on a form that is suitable for an offering of shares of Common Stock by the Company or by third parties, the Company shall give written notice to the undersigned of its intention to effect such a Registration. The Company shall use commercially reasonable  efforts to include all of the Shares in such Registration (other than a registration on Form S-8 relating solely to the sale of securities to participants in a Company stock option or purchase plan or a registration on Form S-4 or a Rule 145 transaction).

14.           The undersigned understands that a restrictive legend in substantially the following form will be imprinted on the certificate(s) evidencing the Shares and the underlying securities and stop transfer orders or other appropriate instructions to such effect will be maintained against the transfer of the Shares and underlying securities on the transfer records of the Corporation or its transfer agent.

“The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the ‘1933 Act’). The Securities have been acquired for investment and may not be sold, transferred, pledged or otherwise disposed of in the absence of an effective Registration Statement for the securities under the 1933 Act or an opinion of counsel satisfactory to the issuer that the proposed disposition of the securities will not violate Section 5 of the 1933 Act.”

15.           The undersigned has carefully reviewed the Company’s public filings with the SEC under the Securities Exchange Act of 1934, as amended, and realized that the Shares are a highly speculative investment involving a high degree of risk and are suitable only for persons of substantial means who have no need for liquidity with respect to their investment in the Shares and who can afford a total loss of their entire investment without hardship.

16.           The undersigned is not aware of any remuneration or commission, which is to be paid to any person, directly or indirectly, in connection with soliciting the purchase of the Shares.

17.           The undersigned understands that the undersigned or the undersigned’s representatives have been and will continue to be provided with reasonable access to the Company’s financial records.

18.           Indemnification. The undersigned shall indemnify and hold harmless the Company, its officers, directors and employees and any of its professional advisors, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney’s fees, to which they may become subject or which they may incur by reason of or in connection with any misrepresentation made by the undersigned herein, any breach of any of the undersigned’s representations or warranties made herein, or the undersigned’s failure to fulfill any of its covenants or agreements herein.

19.           Confidentiality; Etc. (a) The information about the Company, which has been disclosed to the undersigned in connection with the undersigned’s purchase of the Shares, is deemed to be “Confidential Information” of the Company, and the undersigned represents and warrants to, and hereby agrees with, the Company, that unless the Company has consented in writing to the contrary, the undersigned will use the undersigned’s best efforts not to disclose such Confidential Information to others or use any part of such Confidential Information that has been disclosed to the undersigned, except any part thereof (i) which may be in the public domain, or (ii) which may be independently disclosed to the undersigned by any third party not itself in a confidential relationship with the Company, or (iii) which may already be in possession (otherwise than through disclosure by the Company or by any third party that is in a confidential relationship with the Company) of the undersigned, or (iv) which the undersigned may be required to disclose by order of a court or administrative agency having competent jurisdiction; provided, however, that this paragraph shall be terminated and be of no force or effect with respect to any such Confidential Information upon such Confidential Information becoming a part of the public domain through action by anyone other than the undersigned. (b) The undersigned is aware that Company is a publicly-traded company and that United States Securities laws prohibit any person who has received from an issuer material, non-public information (i) from purchasing or selling securities of such issuer; (ii) from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Accordingly, the undersigned shall not directly or indirectly engage in the aforementioned conduct while it is in possession of material, non-public information and does hereby agree to indemnify, defend and hold harmless the Company and its officers, directors, employees, affiliates, agents and representatives, from and against any and all damages (including reasonable attorneys’ fees and costs) incurred by any of them as a result of breach of this provision by the undersigned or any of its officers, directors, employees, affiliates, agents and representatives. This Section 19 shall survive the purchase and sale of the Shares hereby for a period of one (1) year following the parties’ execution of this Subscription Agreement.

20.           The representations, warranties, acknowledgments and covenants made by the undersigned herein extend to and apply to all of the Shares acquired by the undersigned. Execution of this Agreement shall constitute a confirmation by the undersigned that all of the representations, warranties and covenants made herein shall be true and correct at such time.

21.           Notices. All notices and correspondence hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service, with all charges prepaid, to the applicable party at the addresses set forth above, or by confirmed facsimile transmission (including, without limitation computer generated facsimile) or electronic mail, to the facsimile numbers and/or email addresses set forth on each party’s then published Web site, or, as to each party, to such other address as any party may from time to time designate for itself by notice in writing given to the other party hereto complying as to delivery with the terms of this paragraph. All such notices and correspondence shall be deemed given upon the earliest to occur of (i) actual receipt, (ii) if sent by certified or registered mail, three (3) business days after being postmarked, (iii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused or (iv) if sent by facsimile transmission or electronic mail, on the next business day or when receipt of such transmission is acknowledged or confirmed, whichever is earlier.

22.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflicts of law principles thereof that would result in the application of any law other than the law of the State of New York.  The United States District Courts located in New York City or the Commercial Division of the New York Supreme Court Branch, New York County, shall have exclusive jurisdiction over any and all disputes among the parties hereto, whether in law or equity, arising out of or relating to this Agreement.  Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.  Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 21 above.  Nothing in this Section 22, however, shall affect the right of any Party to serve legal process in any other manner permitted by law or at equity.  Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

23.           Waiver of Jury Trial.  EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

24.           Headings / Interpretation. The headings used in this document are for organizational purposes only and should not be interpreted as altering in any way or eliminating provisions contained herein. In the interpretation of this Agreement, the ‘contra proferentem’ rule of construction will not apply (this Agreement being the product of negotiations between commercially sophisticated Parties) and this Agreement will therefore not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation and drafting hereof.

25.           Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes any prior understandings, whether oral or written.

In connection with the delivery of the Shares, the Company hereby represents and warrants to the Holder that:

1.
The Company has the right, power and authority to cause the issuance and sale of the Shares, and the Company’s Board of Directors has duly authorized the undersigned the issuance of the Shares and the sale thereof to the undersigned on the terms and conditions hereof. Purchase of the Shares hereunder will also not violate any agreement, understanding or arrangement that the undersigned may have with any other party.

2.
AGREEMENT ON SHARE CLEARANCE. Company agrees to take any and all commercially reasonable action(s) necessary to clear the Shares purchased hereunder of restriction upon presentation of any Rule 144 application by the undersigned or its broker(s), including, without limitation, (i) authorizing the Company’s transfer agent to remove the restrictive legend on the subject shares, (ii) expediting the acquisition of a legal opinion from Company’s counsel at Company’s expense (or, in the event the undersigned must use its own counsel, at Company’s expense up to $750) favorably opining as to the removal of the restrictive legend, and (iii) cooperating and communicating with the undersigned and its broker(s) in order to use the Company’s commercially reasonable efforts to clear the Shares of restriction as soon as possible after presentation of a Rule 144 application by the undersigned or its broker(s) to either the Company or its transfer agent. Further, the Company agrees not to unreasonably withhold or delay approval of any application filed by the undersigned or its broker(s) under Rule 144 to clear the Shares of restriction and to provide any additional documentation that may be requested by the undersigned including a Board Resolution authorizing the issuance of the Additional Shares and a Company Representation Letter or Officer’s Certificate under Rule 144. Notwithstanding the foregoing, the undersigned acknowledges that the Company is a former shell company and, as such, the current public information requirements of Rule 144 will remain applicable regardless of the lapse of relevant holding periods. Furthermore, the Company’s obligation hereunder to cause its legal counsel to provide a legal opinion shall be subject to counsel to compliance with such current public information requirements.

NOTICE TO RESIDENTS OF ALL STATES:

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF OUR BUSINESS AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. NO FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY HAS RECOMMENDED THESE SECURITIES. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO FLORIDA RESIDENTS:

THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT, OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

Rule 506 Notice

In this Offering, the Company is relying on the registration exemption safe harbor under Rule 506(b) of the Securities Act of 1933. This is the primary safe harbor relied upon by issuers of securities in private placements in the United States.  The Company has relied on Rule 506 in many of its private placements over the past several years and, although other options are available, the Company expects that it will rely on Rule 506 in future private placements. The SEC recently implemented a rule (the “Disqualification Rule”) pursuant to the Dodd-Frank Act to prohibit “bad actors” from relying on the registration exemption safe harbor under Rule 506 in connection with private placements conducted on or after the effective date of the Disqualification Rule (i.e. September 23, 2013).  As previously disclosed by the Company in its publicly-filed reports (see the Company’s Form 8-K dated March 21, 2013), a consent judgment was entered against the Company in connection with an SEC enforcement action commenced in 2012 relating to past misstatements in the Company’s financial statements.  You are encouraged to review the Company’s SEC filings that discuss this matter.  The judgment against the Company would have disqualified the Company from relying on Rule 506 except that the disqualifying conduct occurred before the effective date of the Disqualification Rule.  Thus, the Company is not barred from using Rule 506 in this Offering or in future private placements.  Nonetheless, the Disqualification Rule requires the Company to inform new investors of the conduct that would have otherwise disqualified the Company from relying on Rule 506 in this Offering if the conduct had occurred on or after the effective date of the new Disqualification Rule.

Executed this ___ day of February 2014.

Name of Purchaser: ___________

By: _____________

Signed:   _________________________________
Title:       CEO

Name of Seller: JBI, Inc.

Accepted By:  Richard W. Heddle

Signed:   _________________________________
Title:       CEO and President

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription

Agreement on this ___ Day of February 2014.

Subscribed for Quantity and Type of Shares:

Quantity of Shares:                                           ________ Shares @ $0.05 = $_____

Manner in which Title is to be held (Please Check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit Sharing Plan Date Opened: ______

2.	☐	Joint Tenants With Right of Survivorship	8.	☐	As a Custodian for:

3.	☐	Community Property
					Under the Uniform Gift to
4.	☐	Tenants in Common			Minors Act of the State of _______

5.	☑	Corporate/Partnership	9.	☐	Married with Separate Property

6.	☐	IRA	10.	☐	Keogh

_____________

By:	/s/

Please indicate whether or not you or any member of your immediate family is affiliated with any member of the National Association of Securities Dealers, Inc. A member of your immediate family includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law, daughter-in-law and children and any other person who is supported, directly or indirectly to a material extent by the subscriber.

Check One:                      / /  ✓           No Affiliates                                / /           Affiliated with (explain)_________________